UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Semiannual Report
to Shareholders

DWS Disciplined Market Neutral Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 16, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended February 28, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/13/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 991.80	$ 989.20	$ 993.40	$ 993.50
Expenses Paid per $1,000**	$ 10.13	$ 12.90	$ 9.40	$ 9.40
* For the period from October 16, 2006 (commencement of operations) to February 28, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (October 16, 2006), then divided by 365.
Expenses and Value of a $1,000 Investment for the period ended February 28, 2007
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,008.46	$ 1,005.66	$ 1,009.20	$ 1,009.20
Expenses Paid per $1,000***	$ 13.60	$ 17.31	$ 12.60	$ 12.60
*** Expenses (hypothetical expenses if the Fund had been in existence from 9/1/06) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	2.73%	3.48%	2.53%	2.53%
+ Includes dividend expense on securities sold short of 0.98%, 0.98%, 0.98% and 0.98% for Classes A, C, S and Institutional Class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Jin Chen and Julie Abbett discuss recent market events as well as the performance and positioning of the fund during the period from the fund's inception on October 16, 2006, through February 28, 2007.

Q: How did the US stock market perform during the period under review?

A: Stock prices delivered a strong, steady gain due to a confluence of positive factors. The economy remained in "Goldilocks" mode (i.e., not too hot and not too cold), meaning that growth was strong, but not so strong that the US Federal Reserve Board (the Fed) was forced to raise interest rates. Corporate earnings also remained a pillar of support: during the three-month period ended December 31, 2006, profits rose at a double-digit pace for the fourteenth consecutive calendar quarter. Further aiding market performance was an abundance of liquidity; i.e., the cash available to be put to work in the financial markets. This led to both a surge in merger and acquisition activity as well as strong performance from the mid- and small-cap asset classes. The reporting period ended on a down note, with concerns about slowing global growth leading to a steep sell-off in the final days of February. Aside from this blemish, the reporting period was marked by an almost uninterrupted climb for the US market.

Q: How did the fund perform?

A: From its inception on October 16, 2006 through February 28, 2007, DWS Disciplined Market Neutral Fund did not perform as well as its benchmark, the Russell 1000® Index. (Past performance is no guarantee of future results.)1 The primary reason for this was that the market environment in the two months following the fund's launch was characterized by poor performance of stocks with strong fundamentals and attractive valuations relative to their lower-quality peers. We view this as an anomaly, and our investment approach indeed displayed better performance during January and February. Believing that fundamentally sound, reasonably-valued stocks will outperform over time, we encourage investors to keep the fund's short-term performance in the proper perspective.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is the fund managed?

A: We believe this fund offers a unique way to capitalize on the advantages of the long/short investment style. We use a quantitative process to assess a large investment universe — the Russell 1000 Index. All of the stocks are ranked from best to worst based on a proprietary screening process, then we invest in about 130 to 160 of the top-rated stocks in the index and sell short a roughly equal dollar amount of the lowest-ranked stocks. The proceeds from short selling are held in a money market investment, which will account for a portion of the fund's total return. To ensure market neutrality, the fund's portfolio is constantly adjusted to mitigate the effects of changes in market capitalization, investment style, and industry exposure.

This proprietary quantitative model ranks every stock within the Russell 1000 Index using nine factors that fit into three broad categories: valuation factors, growth factors, and market sentiment factors. The first looks at earnings quality as well as forward price-to-earnings and price-to-cash flow ratios. In the growth category, the factors assessed include earnings revision momentum (to ensure that estimates are not falling), cash flow growth, cash flow return on invested capital (a measure of management effectiveness) and a proprietary analysis designed

What is a short sale?

A "short sale" is an investment whose value rises if the price of a security declines. It involves borrowing a security and selling it at a certain price, then buying it back later — ideally at a lower price. As an example, an investor borrows 10 shares of a stock, sells it at its current price of $100 and in the process collects proceeds of $1000. If the stock declines to $80 per share, the investor can repurchase the stock for $800, return the borrowed shares and pocket the $200 difference. Naturally, this strategy will lead to a loss if the value of the stock increases after it has been sold short.

to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment, based on each stock's price momentum and the percentage of shares that are already sold short.

The goal: a steady total return resulting from the combination of the cash yield and the potential gains generated from the long and short equity positions. Additionally, the matching values of the long/short positions is intended to create a portfolio with a beta — that is, sensitivity to the movements of the broader market — of zero. For investors, this creates the opportunity to greatly improve diversification by holding an investment that should be uncorrelated to their other portfolio holdings.

Q: What holdings helped and hurt performance?

A: Given that the fund is constructed using an industry-neutral approach, its performance is almost entirely the result of individual stock selection. It should be noted that our strategy is very active in nature, so many of the holdings we discuss here will not appear in the portfolio of investments report. In these cases, the trades were closed out prior to the end of the reporting period.

Of the 24 industries into which we divide the Russell 1000 Index, our selection was most effective in the consumer durables/apparel, materials and automobiles/components sectors. Looking first at consumer durables, the top contributor was a short position in Standard Pacific Corp., a homebuilder whose shares came under pressure in February on concerns that rising interest rates and banks' tighter lending standards will lead to a continued downturn in the housing market. Offsetting this gain were short positions in three other home builders — Lennar Corp., Beazer Homes USA, Inc., and D.R. Horton, Inc. While the position in Lennar was still held at the end of the period, we closed the positions in Beazer and D.R. Horton prior to the sector's February downturn. As a result, the fund was unable to benefit from the weakness in these stocks during this time.

In materials, performance was helped by a long position in Southern Copper Corp, which surged in January and February; and Celanese Corp., a chemical company whose shares were boosted by an improving earnings outlook. In the auto sector, top performers were a long position in Goodyear Tire and Rubber Co., and a short position in Thor Industries, Inc., a manufacturer of recreational vehicles.

The largest area that hurt the fund's performance was in the hotels/restaurants/leisure industry. While we added value through a long position in Brinker International, Inc., an operator of several casual dining chains, our positioning in hotels cost us performance. Key detractors were short positions in Wynn Resorts, Ltd. and Hilton Hotels Corp., along with a long position in Choice Hotels International. Our stock selection also failed to add value in retail, where a long position in Coldwater Creek, Inc. and shorts in Tiffany & Co. and CarMax, Inc. were notable detractors, outweighing the positive impact of a long position in Radioshack Corp. The energy sector was also an area that hurt performance. A long position in Southwestern Energy Co., along with shorts in Arch Coal, Inc. and Consol Energy, Inc., were among the largest detractors from the fund's performance in this sector.

Q: Do you have any closing thoughts for shareholders?

A: The market downturn of late February and early March, while brief, serves to illustrate that while volatility was virtually non-existent in the second half of 2006, it remains very much a part of the investment equation. We believe this fund, by virtue of its long/short approach, is well-suited to provide investors with a valuable source of diversification in any environment. We believe this is particularly true if the market begins to display greater volatility than has been the case in recent months.

Thank you for your interest in DWS Disciplined Market Neutral Fund. We look forward to the opportunity to communicate regularly with shareholders in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	2/28/07

Consumer Discretionary	25%
Information Technology	16%
Industrials	14%
Health Care	14%
Energy	11%
Financials	7%
Materials	6%
Consumer Staples	4%
Telecommunications Services	3%
100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at February 28, 2007 (10.4% of Net Assets)
1. Kinetic Concepts, Inc. Provider of services that accelerate the healing process	1.2%
2. Southern Copper Corp. Conducts mining operations in Peru and Mexico	1.1%
3. Tesoro Corp. Explorer of crude oil and gas	1.1%
4. MEMC Electronic Materials, Inc. Manufacturer of semiconductors and equipment	1.1%
5. Lyondell Chemical Co. Refiner and marketer of petrochemicals	1.1%
6. Smurfit-Stone Container Corp. Manufacturer of paperboard and paper-based packaging	1.0%
7. Humana, Inc. Provider of managed health plans	1.0%
8. Brinker International, Inc. Operates, develops and franchises Chili's Grill & Bar restaurants	1.0%
9. Nelnet, Inc. Provides products and services to participants in the education finance process	0.9%
10. Continental Airlines, Inc. Provider of airline services worldwide	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	2/28/07

Consumer Discretionary	22%
Information Technology	21%
Health Care	16%
Industrials	15%
Energy	8%
Consumer Staples	6%
Materials	5%
Financials	4%
Telecommunications Services	3%
100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at February 28, 2007 (9.9% of Net Assets)
1. IAC/InterActiveCorp. An interactive commerce company with a multi-brand strategy	1.0%
2. Weyerhaeuser Co. Provider of paper and forest goods	1.0%
3. Arrow Electronics, Inc. Distributes electronic components and computer products to industrial and commercial customers	1.0%
4. Celgene Corp. Producer of pharmaceuticals	1.0%
5. Tyson Foods, Inc. Provider of beef, chicken and pork products	1.0%
6. Tiffany & Co. Operator of jewelry and gift stores	1.0%
7. Kansas City Southern Holding company for transportation segment subsidiaries and affiliates	1.0%
8. CarMax, Inc. Sells at retail new and used cars and light trucks	1.0%
9. Southwestern Energy Co. Distributors of natural gas and oil	1.0%
10. Global Industries, Ltd. Provides oil-field construction services	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Shares	Value ($)

Long Positions 102.1%
Common Stocks 85.4% (a)
Consumer Discretionary 21.5%
Hotels Restaurants & Leisure 5.8%
Boyd Gaming Corp.	1,800	84,366
Brinker International, Inc.	3,500	119,035
Choice Hotels International, Inc.	2,900	108,721
International Game Technology	2,300	94,875
Starbucks Corp.*	3,200	98,880
Wendy's International, Inc.	3,400	109,106
YUM! Brands, Inc.	1,900	110,086
		725,069
Household Durables 1.7%
Newell Rubbermaid, Inc.	3,500	107,170
Snap-on, Inc.	2,200	110,220
		217,390
Internet & Catalog Retail 0.9%
NutriSystem, Inc.*	2,500	112,875
Leisure Equipment & Products 1.8%
Hasbro, Inc.	3,900	110,331
Mattel, Inc.	4,200	109,242
		219,573
Media 3.5%
Cablevision Systems Corp. (New York Group) "A"	3,600	106,056
McGraw-Hill Companies, Inc.	1,700	109,837
Omnicom Group, Inc.	1,100	113,971
The DIRECTV Group, Inc.*	4,900	110,544
		440,408
Multiline Retail 2.0%
Family Dollar Stores, Inc.	3,800	110,086
Kohl's Corp.*	500	34,495
Nordstrom, Inc.	2,100	111,489
		256,070
Specialty Retail 5.8%
Coldwater Creek, Inc.*	4,000	73,600
Dick's Sporting Goods, Inc.*	2,100	109,914
Office Depot, Inc.*	3,200	106,752
OfficeMax, Inc.	2,100	108,990
Ross Stores, Inc.	3,300	108,141
The Sherwin-Williams Co.	1,600	106,480
TJX Companies, Inc.	4,000	110,000
		723,877
Consumer Staples 3.4%
Beverages 1.6%
Anheuser-Busch Companies, Inc.	2,100	103,068
Pepsi Bottling Group, Inc.	3,100	96,100
		199,168
Food & Staples Retailing 0.9%
Safeway, Inc.	3,200	110,624
Food Products 0.8%
ConAgra Foods, Inc.	4,200	105,966
Tobacco 0.1%
Loews Corp — Carolina Group	200	14,406
Energy 8.9%
Energy Equipment & Services 2.8%
Tidewater, Inc.	2,200	114,334
Todco*	3,400	115,872
Unit Corp.*	2,300	112,585
		342,791
Oil, Gas & Consumable Fuels 6.1%
Cimarex Energy Co.	3,200	111,712
Devon Energy Corp.	1,700	111,707
Forest Oil Corp.*	2,700	86,130
Foundation Coal Holdings, Inc.	3,300	108,636
Newfield Exploration Co.*	2,600	112,372
Plains Exploration & Production Co.*	2,200	100,386
Tesoro Corp.	1,500	136,710
		767,653
Financials 5.9%
Capital Markets 1.5%
Merrill Lynch & Co., Inc.	500	41,840
Morgan Stanley	1,300	97,396
The Bear Stearns Companies, Inc.	300	45,672
		184,908
Consumer Finance 0.9%
Nelnet, Inc. "A"*	4,600	118,818
Insurance 2.6%
CNA Financial Corp.*	2,700	110,862
Philadelphia Consolidated Holding Corp.*	2,300	105,593
W.R. Berkley Corp.	3,300	107,580
		324,035
Thrifts & Mortgage Finance 0.9%
IndyMac Bancorp., Inc.	3,200	109,856
Health Care 11.7%
Biotechnology 2.5%
Amgen, Inc.*	1,700	109,242
Cephalon, Inc.*	1,500	106,620
PDL BioPharma, Inc.*	5,400	103,086
		318,948
Health Care Equipment & Supplies 2.1%
Dade Behring Holdings, Inc.	2,700	110,592
Kinetic Concepts, Inc.*	3,000	147,450
		258,042
Health Care Providers & Services 1.9%
Humana, Inc.*	2,000	119,680
WellCare Health Plans, Inc.*	1,400	114,954
		234,634
Health Care Technology 0.4%
WebMD Health Corp. "A"*	900	48,411
Life Sciences Tools & Services 1.7%
Applera Corp. — Applied Biosystems Group	3,500	108,080
Covance, Inc.*	1,800	110,988
		219,068
Pharmaceuticals 3.1%
Endo Pharmaceuticals Holdings, Inc.*	1,500	46,815
Merck & Co., Inc.	300	13,248
Mylan Laboratories, Inc.	5,100	107,967
Schering-Plough Corp.	4,700	110,356
Watson Pharmaceuticals, Inc.*	4,100	108,076
		386,462
Industrials 12.1%
Aerospace & Defense 2.1%
Armor Holdings, Inc.*	900	57,321
Boeing Co.	1,200	104,724
Rockwell Collins, Inc.	1,600	104,768
		266,813
Airlines 2.7%
AMR Corp.*	3,100	105,679
Continental Airlines, Inc. "B"*	3,000	118,800
UAL Corp.*	2,700	107,973
		332,452
Commercial Services & Supplies 2.9%
Allied Waste Industries, Inc.*	8,500	108,970
Avery Dennison Corp.	1,700	112,982
Copart, Inc.*	700	20,615
Robert Half International, Inc.	2,600	101,582
Waste Management, Inc.	700	23,835
		367,984
Machinery 2.6%
AGCO Corp.*	2,900	105,125
Dover Corp.	2,300	109,917
Manitowoc Co., Inc.	1,900	111,530
		326,572
Road & Rail 0.9%
Ryder System, Inc.	2,100	108,024
Trading Companies & Distributors 0.9%
United Rentals, Inc.*	3,800	108,604
Information Technology 13.9%
Computers & Peripherals 2.7%
Hewlett-Packard Co.	2,800	110,264
Lexmark International, Inc. "A"*	200	12,112
Network Appliance, Inc.*	2,800	108,276
Western Digital Corp.*	5,600	107,352
		338,004
IT Services 4.3%
Acxiom Corp.	5,100	108,936
Computer Sciences Corp.*	2,100	111,153
MasterCard, Inc. "A"	1,100	117,898
Total System Services, Inc.	3,400	106,148
Unisys Corp.*	11,900	101,031
		545,166
Semiconductors & Semiconductor Equipment 4.3%
Altera Corp.*	3,900	82,329
Lam Research Corp.*	2,100	93,786
MEMC Electronic Materials, Inc.*	2,600	134,082
National Semiconductor Corp.	4,500	115,290
NVIDIA Corp.*	3,500	108,500
		533,987
Software 2.6%
Autodesk, Inc.*	2,700	111,105
BEA Systems, Inc.*	8,500	101,405
BMC Software, Inc.*	3,500	108,010
		320,520
Materials 5.2%
Chemicals 2.8%
FMC Corp.	1,500	110,355
Huntsman Corp.*	5,300	108,385
Lyondell Chemical Co.	4,200	133,812
		352,552
Containers & Packaging 1.3%
Smurfit-Stone Container Corp.*	10,300	127,102
Sonoco Products Co.	1,000	37,020
		164,122
Metals & Mining 1.1%
Southern Copper Corp.	2,000	140,800
Telecommunication Services 2.8%
Diversified Telecommunication Services 1.9%
Citizens Communications Co.	7,600	114,532
Verizon Communications, Inc.	2,800	104,804
Windstream Corp.	1,500	22,575
		241,911
Wireless Telecommunication Services 0.9%
SBA Communications Corp. "A"*	3,900	105,183
Total Common Stocks (Cost $10,690,358)		10,691,746

Cash Equivalents 16.7%
Cash Management QP Trust, 5.31% (b) (Cost $2,092,016)	2,092,016	2,092,016
	% of Net Assets	Value ($)

Total Long Positions (Cost $12,782,374)+	102.1	12,783,762
Other Assets and Liabilities, Net	82.4	10,325,910
Securities Sold Short	(84.5)	(10,585,537)
Net Assets	100.0	12,524,135
+ The cost for federal income tax purposes was $12,782,374. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $1,388. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $400,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $399,530.

The accompanying notes are an integral part of the financial statements.

	Shares	Value ($)

Common Stocks Sold Short 84.5%
Consumer Discretionary 18.4%
Diversified Consumer Services 0.7%
H&R Block, Inc.	4,300	93,654
Hotels Restaurants & Leisure 4.4%
Hilton Hotels Corp.	3,000	105,900
Las Vegas Sands Corp.*	1,200	103,536
Scientific Games Corp. "A"*	3,500	114,450
Starwood Hotels & Resorts Worldwide, Inc.	1,700	111,860
Station Casinos, Inc.	100	8,628
Wynn Resorts Ltd.	1,100	107,822
		552,196
Household Durables 4.3%
Fortune Brands, Inc.	1,400	112,560
Harman International Industries, Inc.	1,100	109,076
KB Home	2,100	104,160
Lennar Corp. "A"	2,100	103,404
Standard Pacific Corp.	4,200	107,226
		536,426
Internet & Catalog Retail 1.0%
IAC/InterActiveCorp.*	3,300	129,360
Media 2.6%
Dow Jones & Co., Inc.	3,000	108,180
Interpublic Group of Companies, Inc.*	8,400	105,756
Virgin Media, Inc.	4,100	107,461
		321,397
Multiline Retail 0.9%
Sears Holdings Corp.*	600	108,150
Specialty Retail 4.5%
CarMax, Inc.*	2,300	121,210
Foot Locker, Inc.	4,900	111,328
Tiffany & Co.	2,800	121,912
Tractor Supply Co.*	2,300	117,691
Williams-Sonoma, Inc.	2,700	91,152
		563,293
Consumer Staples 4.7%
Beverages 1.6%
Brown-Forman Corp. "B"	1,500	98,250
Hansen Natural Corp.*	3,000	105,000
		203,250
Food & Staples Retailing 0.9%
BJ's Wholesale Club, Inc.*	3,400	109,752
Food Products 2.2%
Sara Lee Corp.	6,500	106,990
Tyson Foods, Inc. "A"	6,700	122,275
William Wrigley Jr. Co.	1,000	49,800
		279,065
Energy 7.1%
Energy Equipment & Services 5.3%
Baker Hughes, Inc.	700	45,577
Cameron International Corp.*	600	34,014
Dresser-Rand Group, Inc.*	600	15,582
FMC Technologies, Inc.*	1,800	118,404
Global Industries, Ltd.*	8,100	119,556
Oceaneering International, Inc.*	2,700	106,488
Smith International, Inc.	2,700	110,700
TETRA Technologies, Inc.*	4,900	108,927
		659,248
Oil, Gas & Consumable Fuels 1.8%
Pogo Producing Co.	2,300	109,917
Southwestern Energy Co.*	3,100	120,900
		230,817
Financials 3.2%
Capital Markets 0.8%
Legg Mason, Inc.	1,000	102,740
Insurance 2.4%
Aon Corp.	2,900	109,185
Arthur J. Gallagher & Co.	1,400	40,082
Brown & Brown, Inc.	1,300	36,595
Hanover Insurance Group, Inc.	2,300	108,031
		293,893
Health Care 13.4%
Biotechnology 4.4%
Amylin Pharmaceuticals, Inc.*	2,800	108,948
Celgene Corp.*	2,300	122,590
Genentech, Inc.*	1,300	109,681
MedImmune, Inc.*	3,100	98,921
Millennium Pharmaceuticals, Inc.*	10,000	108,000
		548,140
Health Care Equipment & Supplies 2.6%
Intuitive Surgical, Inc.*	1,000	111,100
Respironics, Inc.*	2,800	114,716
Varian Medical Systems, Inc.*	2,300	105,685
		331,501
Health Care Providers & Services 3.8%
Brookdale Senior Living, Inc.	2,100	99,141
Health Net, Inc.*	2,200	117,634
Henry Schein, Inc.*	1,000	52,170
Medco Health Solutions, Inc.*	1,700	114,937
Sierra Health Services, Inc.*	2,600	96,616
		480,498
Life Sciences Tools & Services 0.9%
Millipore Corp.*	1,500	107,280
Pharmaceuticals 1.7%
Eli Lilly & Co.	2,000	105,280
Sepracor, Inc.*	2,100	110,376
		215,656
Industrials 13.1%
Aerospace & Defense 0.9%
Goodrich Corp.	2,300	112,815
Building Products 0.9%
USG Corp.*	2,000	108,380
Commercial Services & Supplies 2.4%
Cintas Corp.	200	8,076
Covanta Holding Corp.*	4,700	106,878
Pitney Bowes, Inc.	1,500	71,565
The Brink's Co.	1,900	112,537
		299,056
Construction & Engineering 1.8%
Fluor Corp.	1,300	109,811
Shaw Group, Inc.*	3,800	116,964
		226,775
Electrical Equipment 1.5%
Hubbell, Inc. "B"	2,200	106,260
Rockwell Automation, Inc.	1,300	80,717
		186,977
Industrial Conglomerates 0.9%
Carlisle Companies, Inc.	1,300	113,282
Machinery 1.0%
Donaldson Co., Inc.	800	28,688
Kennametal, Inc.	1,700	104,040
		132,728
Marine 0.9%
Alexander & Baldwin, Inc.	2,300	113,666
Road & Rail 1.9%
Kansas City Southern*	3,800	121,752
Landstar System, Inc.	2,600	116,194
		237,946
Trading Companies & Distributors 0.9%
Fastenal Co.	3,100	109,337
Information Technology 18.2%
Communications Equipment 2.3%
ADC Telecommunications, Inc.*	3,900	64,038
Ciena Corp.*	3,500	110,145
Harris Corp.	2,200	107,976
		282,159
Computers & Peripherals 0.8%
SanDisk Corp.*	2,600	94,692
Electronic Equipment & Instruments 2.8%
Arrow Electronics, Inc.*	3,300	126,456
Jabil Circuit, Inc.	4,300	114,896
Trimble Navigation Ltd.*	4,000	105,840
		347,192
IT Services 4.4%
Cognizant Technology Solutions Corp. "A"*	1,100	99,220
Fidelity National Information Services, Inc.	2,600	119,470
First Data Corp.	4,400	112,332
Iron Mountain, Inc.*	3,900	108,615
VeriFone Holdings, Inc.*	2,900	113,245
		552,882
Office Electronics 0.9%
Zebra Technologies Corp. "A"*	3,000	118,830
Semiconductors & Semiconductor Equipment 4.4%
Atmel Corp.*	17,400	96,396
Broadcom Corp. "A"*	3,500	119,315
KLA-Tencor Corp.	2,100	108,654
PMC-Sierra, Inc.*	16,300	110,025
Texas Instruments, Inc.	3,500	108,360
Verigy Ltd.*	355	8,339
		551,089
Software 2.6%
Activision, Inc.*	6,400	107,008
Citrix Systems, Inc.*	3,500	112,700
Novell, Inc.*	16,200	107,244
		326,952
Materials 4.6%
Chemicals 1.8%
Ashland, Inc.	1,700	111,486
Cytec Industries, Inc.	1,900	111,758
		223,244
Containers & Packaging 0.9%
Crown Holdings, Inc.*	4,900	111,916
Metals & Mining 0.9%
Reliance Steel & Aluminum Co.	2,500	114,150
Paper & Forest Products 1.0%
Weyerhaeuser Co.	1,500	128,805
Telecommunication Services 1.8%
Diversified Telecommunication Services 0.9%
Level 3 Communications, Inc.*	17,200	113,004
Wireless Telecommunication Services 0.9%
NII Holdings, Inc.*	1,600	113,344
Total Common Stocks Sold Short (Proceeds $10,282,491)		10,585,537
* Non-income producing security.
(a) Securities are pledged as collateral for short sales.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $10,690,358)	$ 10,691,746
Investment in Cash Management QP Trust (cost $2,092,016)	2,092,016
Total investments in securities, at value (cost $12,782,374)	12,783,762
Deposits with broker for securities sold short	9,597,899
Deferred offering costs	59,117
Dividends receivable	12,713
Receivable for investments sold	5,284,047
Interest receivable	41,139
Receivable for Fund shares sold	818,606
Due from Advisor	31,385
Other assets	1,100
Total assets	28,629,768
Liabilities
Payable for securities sold short, at value (proceeds of $10,282,491)	10,585,537
Cash overdraft	53,141
Payable for investments purchased	5,425,160
Payable for Fund shares redeemed	9,929
Dividends payable for securities sold short	8,864
Accrued management fee	7,720
Other accrued expenses and payables	15,282
Total liabilities	16,105,633
Net assets, at value	$ 12,524,135
Net Assets
Net assets consist of: Undistributed net investment income	54,038
Net unrealized appreciation (depreciation) on: Investments	1,388
Securities sold short	(303,046)
Accumulated net realized gain (loss)	58,962
Paid-in capital	12,712,793
Net assets, at value	$ 12,524,135

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,216,982 ÷ 327,700 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.82
Maximum offering price per share (100 ÷ 94.25 of $9.82)	$ 10.42

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,452,494 ÷ 352,088 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.81

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,578,636 ÷ 262,603 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.82
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,276,023 ÷ 333,730 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.82
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from October 16, 2006 (commencement of operations) to February 28, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 41,241
Interest — Cash Management QP Trust	17,964
Interest*	181,236
Total Income	240,441
Expenses: Management fee	48,551
Administration fee	3,886
Services to shareholders	1,136
Custody fees	5,161
Distribution service fees	10,349
Auditing	11,424
Legal	786
Trustees' fees and expenses	1,869
Reports to shareholders	6,132
Registration fees	680
Organization and offering expense	35,269
Dividend expense on securities sold short	38,276
Other	1,759
Total expenses before expense reductions	165,278
Expense reductions	(55,799)
Total expenses after expense reductions	109,479
Net investment income (loss)	130,962
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	655,425
Closed short positions	(562,144)
93,281
Net unrealized appreciation (depreciation) during the period on investments	1,388
Securities sold short	(303,046)
(301,658)
Net gain (loss) on investment transactions	(208,377)
Net increase (decrease) in net assets resulting from operations	$ (77,415)
* Represents income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended February 28, 2007 (Unaudited)*
Operations: Net investment income (loss)	$ 130,962
Net realized gain (loss) on investment transactions	93,281
Net unrealized appreciation (depreciation) during the period on investment transactions	(301,658)
Net increase (decrease) in net assets resulting from operations	(77,415)
Distributions to shareholders from: Net investment income: Class A	(19,641)
Class C	(15,146)
Class S	(20,703)
Institutional Class	(21,434)
Net realized gains: Class A	(8,642)
Class C	(8,500)
Class S	(8,498)
Institutional Class	(8,679)
Fund share transactions: Proceeds from shares sold	2,738,236
Reinvestment of distributions	110,262
Cost of shares redeemed	(135,904)
Redemption fees	199
Net increase (decrease) in net assets from Fund share transactions	2,712,793
Increase (decrease) in net assets	2,524,135
Net assets at beginning of period (initial capital)	10,000,000
Net assets at end of period (including undistributed net investment income of $54,038)	$ 12,524,135
* For the period from October 16, 2006 (commencement of operations) to February 28, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	.13
Net realized and unrealized gain (loss) on investment transactions	(.20)
Total from investment operations	(.07)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains on investment transactions	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.82
Total Return (%)[d,e]	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.20*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.75*
Ratio of net investment income (loss) (%)	3.46*
Portfolio turnover rate (%)+	191**
[a] For the period from October 16, 2006 (commencement of operations) to February 28, 2007 (Unaudited).
[b] Net investment income (loss) per share excluding dividend expense on short sales for the period ended February 28, 2007 was $0.17.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ The calculation excludes short sale transactions.

Class C	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	.10
Net realized and unrealized gain (loss) on investment transactions	(.20)
Total from investment operations	(.10)
Less distributions from: Net investment income (loss)	(.06)
Net realized gains on investment transactions	(.03)
Total distributions	(.09)
Redemption fees	.00***
Net asset value, end of period	$ 9.81
Total Return (%)[d,e]	(1.08)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.88*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.48*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.50*
Ratio of net investment income (loss) (%)	2.71*
Portfolio turnover rate (%)+	191**
[a] For the period from October 16, 2006 (commencement of operations) to February 28, 2007 (Unaudited).
[b] Net investment income (loss) per share excluding dividend expense on short sales for the period ended February 28, 2007 was $0.14.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ The calculation excludes short sale transactions.

Class S	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	.13
Net realized and unrealized gain (loss) on investment transactions	(.20)
Total from investment operations	(.07)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains on investment transactions	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.82
Total Return (%)[d,e]	(.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.90*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.53*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.55*
Ratio of net investment income (loss) (%)	3.66*
Portfolio turnover rate (%)+	191**
[a] For the period from October 16, 2006 (commencement of operations) to February 28, 2007 (Unaudited).
[b] Net investment income (loss) per share excluding dividend expense on short sales for the period ended February 28, 2007 was $0.17.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ The calculation excludes short sale transactions.

Institutional Class	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	.13
Net realized and unrealized gain (loss) on investment transactions	(.20)
Total from investment operations	(.07)
Less distributions from: Net investment income (loss)	(.08)
Net realized gains on investment transactions	(.03)
Total distributions	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 9.82
Total Return (%)[d,e]	(.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.03*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.53*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.55*
Ratio of net investment income (loss) (%)	3.66*
Portfolio turnover rate (%)+	191**
[a] For the period from October 16, 2006 (commencement of operations) to February 28, 2007 (Unaudited).
[b] Net investment income (loss) per share excluding dividend expense on short sales for the period ended February 28, 2007 was $0.17.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ The calculation excludes short sale transactions.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from October 16, 2006 (commencement of operations) to February 28, 2007, purchases and sales of investment securities (excluding short sale transactions) aggregated $29,368,186 and $19,333,253, respectively. Purchases to cover securities sold short and securities sold short aggregated $19,150,252 and $28,932,538, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from October 16, 2006 (commencement of operations) through September 30, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (limited to 0.10%), and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the period ended February 28, 2007, the fee pursuant to the Investment Management Agreement aggregated $48,551, of which $24,093 was waived, resulting in an annualized effective rate of 0.63% of the Fund's average daily net assets.

For the period ended February 28, 2007 the Advisor waived $31,385 of organization and offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from October 16, 2006 (commencement of operations) through February 28, 2007, the Advisor received an Administration Fee of $3,886, all of which is paid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, C, S and Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the period from from October 16, 2006 (commencement of operations) to February 28, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 329	$ —	$ 329
Class C	331	—	331
Class S	28	—	28
Institutional Class	312	312	—
	$ 1,000	$ 312	$ 688

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from from October 16, 2006 (commencement of operations) to February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class C	7,133	1,535

In addition, DWS-SDI provides information and administrative services for a fee ("Shareholder Servicing Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from from October 16, 2006 (commencement of operations) to February 28, 2007, the Shareholder Servicing Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 1,645	$ 1,015.16%
Class C	1,571	1,559.17%
	$ 3,216	$ 2,574

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from from October 16, 2006 (commencement of operations) to February 28, 2007 aggregated $611.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from from October 16, 2006 (commencement of operations) to February 28, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from from October 16, 2006, (commencement of operations) to February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,044, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2007, the Advisor holds approximately 79% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period from October 16, 2006 (commencement of operations) to February 28, 2007, the custodian fees were reduced by $9 for custodian credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under this agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended February 28, 2007*
	Shares	Dollars
Shares sold
Class A	86,527	$ 849,792
Class C	99,777	977,649
Class S	9,625	95,488
Institutional Class	82,777	815,307
		$ 2,738,236
Shares issued to shareholders in reinvestment of distributions
Class A	2,886	$ 28,283
Class C	2,410	23,646
Class S	2,980	29,201
Institutional Class	2,973	29,132
		$ 110,262
Shares redeemed
Class A	(11,713)	$ (115,117)
Class C	(99)	(989)
Class S	(2)	(20)
Institutional Class	(2,020)	(19,778)
		$ (135,904)
Redemption fees		$ 199
Net increase (decrease)
Class A	77,700	$ 763,157
Class C	102,088	1,000,306
Class S	12,603	124,669
Institutional Class	83,730	824,661
		$ 2,712,793
Initial Capital
Class A	250,000	$ 2,500,000
Class C	250,000	2,500,000
Class S	250,000	2,500,000
Institutional Class	250,000	2,500,000
		$ 10,000,000
* For the period from October 16, 2006 (commencement of operations) to February 28, 2007.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") at a meeting held on September 22, 2006. The Board reviewed comprehensive materials received from the Advisor, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fee schedule and estimated operating expense ratio of the Fund relative to other similar funds; (iii) expected fallout benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. During their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel.

Nature, Quality and Extent of Services. The Board reviewed the nature, extent and quality of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board also received and reviewed information on the quantitative equity strategies and long/short strategies to be used by the Advisor in managing the Fund. The Board concluded that the nature, quality and extent of services to be provided under the Agreement are expected to be satisfactory. Because the Fund is newly organized, the Board did not consider investment performance.

Fees and Expenses. The Board considered the Fund's management fee rate and estimated operating expense ratio. The Board compared the Fund's management fee rate and estimated operating expense ratio to a peer group based on data compiled by the Advisor from recent prospectuses and from data supplied by Lipper Inc. The Board noted the limited number of funds in the Fund's peer group. The information provided to the Board, which included the effect of the Advisor's agreement to cap expenses through September 30, 2007, showed that the management fee and estimated operating expense ratio of the Fund was above the median of its peer group. On the basis of the information provided, the Board concluded that management fees for the Fund were reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor. The Board noted that, although the Fund's management fee rate and estimated operating expense ratio was above the median of the peer group, such management fee rate and operating expense ratio (after the expense cap) were within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. Although the Board did not receive detailed profitability information, the Board noted the Advisor's representation that the profitability to DIMA in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee schedule for the Fund was reasonable in relation to the expected asset size of the Fund and noted that the management fee schedule contains three breakpoints. The Board also noted the Advisor's representation that due to market conditions and capacity constraints associated with the investment strategies of the Fund, the Advisor does not anticipate that the Fund will significantly exceed $4 billion in assets. The Board concluded that the Fund's proposed management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations. The Board also considered that the Advisor had recently proposed a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice during the past year. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMIX
CUSIP Number	233376 805	233376 888	233376 862
Fund Number	496	796	592
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	DDMSX
Fund Number	2096

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007